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                                                                 EXHIBIT 10.29



                      AMENDMENT NO. 1 AND WAIVER AGREEMENT


         This AMENDMENT NO. 1 AND WAIVER AGREEMENT (this "Agreement") is dated as of January 15, 1998, by and among INTENSIVA HEALTHCARE CORPORATION, a Delaware corporation ("Parent"), the Subsidiaries of Parent listed on the signature pages hereof (together with the Parent, collectively "Borrowers"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender" or "Heller").

                                    RECITALS

         WHEREAS, Heller and Borrowers are parties to that certain Loan and Security Agreement dated as of November 7, 1997 (the "Existing Loan Agreement", and as amended by this Agreement, the "Amended Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Existing Loan Agreement);

         WHEREAS, Borrowers have informed Heller that they are in violation of subsection 6.2 of the Existing Loan Agreement (the "Capital Expenditure Violation") as a result of Capital Expenditures made by one or more Borrowers in respect of certain acute care facilities of Intensiva Hospital of Macomb County, Inc., a Missouri corporation ("Intensiva Macomb County") and Intensiva Hospital of Sioux Falls, Inc., a Missouri corporation ("Intensiva Sioux Falls") during the fiscal year ended December 31, 1997, in each case, in an aggregate amount greater than $600,000 but less than $750,000 per acute care facility; and

         WHEREAS, subject to the terms and conditions set forth herein, the parties hereto desire to amend the Existing Loan Agreement and waive the Capital Expenditure Violation as set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO LOAN AND SECURITY AGREEMENT

         Subject to the satisfaction of the condition precedent set forth in
Section 4 of this Agreement, Borrowers and Heller hereby agree that the Existing Loan Agreement be, and it hereby is, amended as follows:

         1.1 General. Upon and after the date hereof, all references to "this Agreement" in the Existing Loan Agreement, and all references to the "Loan Agreement" or the "Loan and Security Agreement" in the other Loan Documents, shall mean the Amended Loan Agreement. Except as expressly provided herein, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Existing Loan Agreement, and, except as specifically




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provided in this Agreement, the Existing Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         1.2 Amendments to Subsection 5.1(F). Subsection 5.1(F) of the Existing Loan Agreement is hereby amended by amending and restating said subsection to read in its entirety as follows:

         "(F) Reconciliation Reports, Listings and Agings. Within ten (10) Business Days after the last day of each month commencing with the month ending November 30, 1997, Borrowers will deliver to Lender:(1) an aged trial balance of all then existing Accounts, (2) a Reconciliation Report as at the last day of such month and (3) an aged trial balance of all then existing accounts payable. All such reports shall be in form and substance satisfactory to Lender."

SECTION 2.        REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to Heller as follows:

                  (a) Representations in Amended Loan Agreement. After giving effect to this Agreement all of the representations and warranties set forth in the Amended Loan Agreement, will be accurate in all material respects as of the date hereof.

                  (b) No Default or Event of Default. After giving effect to this Agreement, no Default or Event of Default will exist under the Amended Loan Agreement.

                  (c) Capital Expenditures During Fiscal Year 1997. The aggregate amount of all Capital Expenditures of Borrowers and their Subsidiaries (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance proceeds) did not exceed $7,000,000 in the aggregate during the Fiscal Year ended December 31, 1997.

SECTION 3.        WAIVER

         3.1 Subject to the limitations contained in Section 3.2 below, Heller hereby waives enforcement of subsection 6.2 of the Existing Loan Agreement solely with respect to the Default and Event of Default that has occurred and is continuing as a result of Capital Expenditures made by one or more Borrowers in respect of certain acute care facilities of Intensiva Macomb County and Intensiva Sioux Falls during the Fiscal Year ended December 31, 1997, in each case, in an aggregate amount greater than $600,000 but less than $750,000 per acute care facility.


         3.2 The waiver provided for in this Section 3 applies solely to the Defaults and Events of Default under subsection 6.2 of the Existing Loan Agreement resulting from the Capital Expenditure Violation and occurring prior to the date hereof. Without limiting the foregoing


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sentence, Heller expressly reserves any and all rights it may have under the
Amended Loan Agreement or any other Loan Documents arising out of or in connection with any Default or Event of Default thereunder and not specifically waived herein.

SECTION 4.        CONDITIONS TO EFFECTIVENESS

         The amendments set forth in Section 1 of this Agreement and the waiver set forth in Section 3 of this Agreement, in each case, are to be effective only upon the receipt by Heller of counterparts of this Agreement, duly executed and delivered by each Borrower, in form and substance satisfactory to Heller.

SECTION 5.        MISCELLANEOUS

         5.1 Counterparts. This Agreement may be executed by each party to this Agreement upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

         5.2 Section References. The references in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         5.3 Construction of Agreement. This Agreement is a Loan Document executed pursuant to the Existing Loan Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Amended Loan Agreement.

         5.4 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



                     [Signatures commence on following page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunder duly authorized as of the day and year first above written.


BORROWERS:

                                 INTENSIVA HEALTHCARE CORPORATION


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title: Chief Financial Officer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  AKRON, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  COLUMBUS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  CORPUS CHRISTI, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

             Amendment No.1 and Waiver Agreement - Signature Page 1




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                                 INTENSIVA HOSPITAL OF
                                  EASTERN OKLAHOMA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  EVANSVILLE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------


                                 INTENSIVA HOSPITAL OF
                                  FLINT, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  FORT WAYNE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------


             Amendment No.1 and Waiver Agreement - Signature Page 2


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                                 INTENSIVA HOSPITAL OF
                                  GREATER ST. LOUIS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  INDIANAPOLIS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  KANSAS CITY, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  KNOXVILLE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------


                                 INTENSIVA HOSPITAL OF
                                  MACOMB COUNTY, INC.


                                 By:   /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

             Amendment No.1 and Waiver Agreement - Signature Page 3


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                                 INTENSIVA HOSPITAL OF
                                  MUSKEGON, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  NORTHWEST INDIANA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  OKLAHOMA CITY, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  PITTSBURGH, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  SIOUX FALLS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       --------------------------------

             Amendment No.1 and Waiver Agreement - Signature Page 4


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                                 INTENSIVA HOSPITAL OF
                                  TACOMA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  TOPEKA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  CINCINNATI, INC.


                                 By:   /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

LENDER:

                                 HELLER FINANCIAL, INC.


                                 By:    /s/ Nancy K. Stafford
                                    ------------------------------------

                                 Title:    Vice President
                                       ---------------------------------



             Amendment No.1 and Waiver Agreement - Signature Page 5